Exhibit 99.8

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                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1996-C
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES

Beginning of the Month Principal Receivables:                                $ 2,642,515,677.67
Beginning of the Month Finance Charge Receivables:                           $   125,027,951.06
Beginning of the Month Discounted Receivables:                               $             0.00
Beginning of the Month Total Receivables:                                    $ 2,767,543,628.73


Removed Principal Receivables:                                               $             0.00
Removed Finance Charge Receivables:                                          $             0.00
Removed Total Receivables:                                                   $             0.00


Additional Principal Receivables:                                            $             0.00
Additional Finance Charge Receivables:                                       $             0.00
Additional Total Receivables:                                                $             0.00


Discounted Receivables Generated this Period:                                $             0.00


End of the Month Principal Receivables:                                      $ 2,586,368,062.66
End of the Month Finance Charge Receivables:                                 $   122,607,153.01
End of the Month Discounted Receivables:                                     $             0.00
End of the Month Total Receivables:                                          $ 2,708,975,215.67


Special Funding Account Balance                                              $             0.00
Aggregate Invested Amount (all Master Trust II Series)                       $ 2,300,000,000.00
End of the Month Transferor Amount                                           $   286,368,062.66
End of the Month Transferor Percentage                                                   11.07%


DELINQUENCIES AND LOSSES

End of the Month Delinquencies:
                                                                                 RECEIVABLES

      30-59 Days Delinquent                                                  $    60,956,641.78
      60-89 Days Delinquent                                                  $    43,310,220.02
      90+ Days Delinquent                                                    $    96,555,073.18

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      Total 30+ Days Delinquent                                             $    200,821,934.98
      Delinquent Percentage                                                               7.41%

Defaulted Accounts During the Month                                         $     19,747,856.25
Annualized Default Percentage                                                             8.97%

Principal Collections                                                            353,804,386.57
Principal Payment Rate                                                                   13.39%

Total Payment Rate                                                                       14.36%


INVESTED AMOUNTS

      Class A Initial Invested Amount                                       $    184,500,000.00
      Class B Initial Invested Amount                                       $     19,125,000.00
      Class C Initial Invested Amount                                       $     21,375,000.00

INITIAL INVESTED AMOUNT                                                     $    225,000,000.00

      Class A Invested Amount                                               $    246,000,000.00
      Class B Invested Amount                                               $     25,500,000.00
      Class C Invested Amount                                               $     28,500,000.00

INVESTED AMOUNT                                                             $    300,000,000.00

      Class A Adjusted Invested Amount                                      $    246,000,000.00
      Class B Adjusted Invested Amount                                      $     25,500,000.00
      Class C Adjusted Invested Amount                                      $     28,500,000.00

ADJUSTED INVESTED AMOUNT                                                    $    300,000,000.00

PREFUNDED AMOUNT                                                            $              0.00

FLOATING ALLOCATION PERCENTAGE                                                           11.35%
PRINCIPAL ALLOCATION PERCENTAGE                                                          11.35%

      Class A Principal Allocation Percentage                                            82.00%
      Class B Principal Allocation Percentage                                             8.50%
      Class C Principal Allocation Percentage                                             9.50%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD
ALLOCATED TO SERIES 1996-C                                                        40,166,704.40

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COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD
ALLOCATED TO SERIES 1996-C                                                         4,948,534.59

MONTHLY SERVICING FEE                                                       $        375,000.00

INVESTOR DEFAULT AMOUNT                                                     $      2,241,934.62


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING ALLOCATION PERCENTAGE                                                   82.00%

      Class A Finance Charge Collections                                    $      4,365,298.35
      Other Amounts                                                         $              0.00

TOTAL CLASS A AVAILABLE FUNDS                                               $      4,365,298.35


      Class A Monthly Interest                                              $      1,193,954.17
      Class A Servicing Fee                                                 $        307,500.00
      Class A Investor Default Amount                                       $      1,838,386.39

TOTAL CLASS A EXCESS SPREAD                                                 $      1,025,457.79

CLASS A REQUIRED AMOUNT                                                     $              0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING ALLOCATION PERCENTAGE                                                    8.50%

      Class B Finance Charge Collections                                    $        452,500.46
      Other Amounts                                                         $              0.00

TOTAL CLASS B AVAILABLE FUNDS                                               $        452,500.46

      Class B Monthly Interest                                              $        128,590.83
      Class B Servicing Fee                                                 $         31,875.00

TOTAL CLASS B EXCESS SPREAD                                                 $        292,034.63
CLASS B INVESTOR DEFAULT AMOUNT                                                      190,564.44
CLASS B REQUIRED AMOUNT                                                              190,564.44

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CLASS C FLOATING ALLOCATION PERCENTAGE                                                    9.50%

CLASS C MONTHLY SERVICING FEE                                                         35,625.00

EXCESS SPREAD --


TOTAL EXCESS SPREAD                                                          $     1,787,603.20


      Excess Spread Applied to Class A Required Amount                       $             0.00

      Excess Spread Applied to Class A Investor
      Charge Offs                                                            $             0.00

      Excess Spread Applied to Class B
      Required Amount                                                        $       190,564.44

      Excess Spread Applied to Reductions of                                 $             0.00
      Class B Invested Amount

      Excess Spread Applied to Class C Required Amount                       $       369,904.00

      Excess Spread Applied to Reductions of
      Class C Invested Amount                                                $             0.00

      Excess Spread Applied to Monthly Cash                                  $        62,500.00
      Collateral Fee

      Excess Spread Applied to Cash Collateral                               $             0.00
      Account

      Excess Spread Applied to Spread Account                                $     1,102,737.87

      Excess Spread Applied to Reserve Account                               $             0.00

      Excess Spread Applied to other amounts owed to                         $             0.00
      Cash Collateral Depositor

      Excess Spread Applied to other amounts owed to
      Spread Account Residual Interest Holders                               $             0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                                  $        61,896.89

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EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                                            $       145,515.42


SERIES 1996-C EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                               $             0.00
SERIES 1996-C

      Excess Finance Charge Collections Applied to
      Class A Required Amount                                                $             0.00

      Excess Finance Charge Collections Applied to
      Class A Investor Charge Offs                                           $             0.00

      Excess Finance Charge Collections Applied to
      Class B Required Amount                                                $             0.00

      Excess Finance Charge Collections Applied to
      Reductions of Class B Invested Amount                                  $             0.00

      Excess Finance Charge Collections Applied to
      Class C Required Amount                                                $             0.00

      Excess Finance Charge Collections Applied to
      Reductions of Class C Invested Amount                                  $             0.00

      Excess Finance Charge Collections Applied to
      Monthly Cash Collateral Fee                                            $             0.00

      Excess Finance Charge Collections Applied to
      other amounts owed Cash Collateral Depositor                           $             0.00

      Excess Finance Charge Collections Applied to
      other amounts owed to Spread Account Residual Interest
      Holders                                                                $             0.00



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YIELD AND BASE RATE --

      Base Rate (Current Month)                                                           8.12%
      Base Rate (Prior Month)                                                             8.03%
      Base Rate (Two Months Ago)                                                          8.70%

THREE MONTH AVERAGE BASE RATE                                                             8.28%

      Portfolio Yield (Current Month)                                                    12.33%
      Portfolio Yield (Prior Month)                                                      11.84%
      Portfolio Yield (Two Months Ago)                                                   13.48%

THREE MONTH AVERAGE PORTFOLIO YIELD                                                      12.55%


PRINCIPAL COLLECTIONS --

TOTAL PRINCIPAL COLLECTIONS                                                  $    40,166,704.40

REALLOCATED PRINCIPAL COLLECTIONS

                           Allocable to Class C Interests                    $             0.00

                           Allocable to Class B Certificates                 $             0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                            $             0.00
SERIES


CLASS A SCHEDULED ACCUMULATION --

      Controlled Accumulation Amount                                         $             0.00
      Deficit Controlled Accumulation Amount                                 $             0.00

CONTROLLED DEPOSIT AMOUNT                                                    $             0.00


CLASS B SCHEDULED ACCUMULATION --

      Controlled Accumulation Amount                                         $             0.00
      Deficit Controlled Accumulation Amount                                 $             0.00

CONTROLLED DEPOSIT AMOUNT                                                    $             0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL                          $    40,166,704.40
SHARING

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INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                                $              0.00

CLASS B INVESTOR CHARGE OFFS                                                $              0.00

CLASS C INVESTOR CHARGE OFFS                                                $              0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                     $              0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED                                      $              0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED                                      $              0.00

CASH COLLATERAL ACCOUNT --


      Required Cash Collateral Amount                                       $      9,000,000.00
      Available Cash Collateral Amount                                      $      9,000,000.00



TOTAL DRAW AMOUNT                                                           $              0.00
CASH COLLATERAL ACCOUNT SURPLUS                                             $              0.00


                                 First USA Bank, NA,
                                 as Servicer


                                 By  /s/ Tracie H. Klein
                                     -----------------------------------
                                     Tracie H. Klein
                                     First Vice President